                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 MARCH 19, 2002

                               HARTFORD LIFE, INC
                               ------------------
                          (Exact name of registrant as
                           specified in its charter)

                       Delaware                 001-12749
                       --------                 ---------
            (State or other jurisdiction       (Commission
                  of Incorporation)            File Number)

                                   06-1470915
                                   ----------
                                 (IRS Employer
                              Identification No.)

                              HARTFORD LIFE, INC.
                              200 Hopmeadow Street
                             Simsbury, Connecticut
             (Address of principal executive offices of registrant)

                                     06089
                                     -----
                                    Zip Code

                                 (860) 547-5000
                                 --------------
                         Registrant's telephone number
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Item 5.      Other Events:

     On Friday, March 15, 2002, a jury in the U.S. District Court for the
Eastern District of Missouri issued a verdict in Bancorp Services, LLC v.
Hartford Life Insurance Company, et al in favor of Bancorp in the amount of $118 million. The case involved claims of patent infringement, misappropriation of trade secrets, and breach of contract claims against Hartford Life Insurance
Company ("Hartford") and its affiliate International Corporate Marketing Group,
Inc. ("ICMG"). The judge dismissed the patent infringement claim on summary judgement. The jury's award was based on the last two claims.

     Hartford and ICMG intend to ask the district court judge to set aside the jury verdict and, if necessary, to appeal. In either event, Hartford's management, based on the opinion of its legal advisers, believes that there is a substantial likelihood that the jury award will not survive at its current amount. Based on the advice of our legal counsel regarding the potential outcome of this litigation, we currently expect to incur an additional $11 million after-tax expense to increase litigation reserves associated with this matter in the first quarter of 2002. Should we not succeed in eliminating or reducing the judgment, we would need to recognize a significant additional expense for this matter in the future.

     Certain statements made in this filing should be considered forward looking information as defined in the Private Securities Litigation Reform Act of 1995.
The Hartford cautions investors that any such forward looking statements are not guarantees of future performance, and actual results may differ materially.
In particular, the outcome of litigation cannot be predicted with certainty, and depends on the actions of courts, juries, and other parties not within The
Hartford's control. Investors are directed to consider the risks and uncertainties in our business that may affect future performance and that are discussed in readily available documents, including the company's annual report and other documents filed by The Hartford with the Securities and Exchange
Commission.


                                                                               2
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    March 20, 2002            HARTFORD LIFE, INC.

                                   By: /s/ CHRISTINE HAYER REPASY
                                   ------------------------------
                                   Name:  Christine Hayer Repasy
                                   Title: Senior Vice President
                                          and General Counsel